As Filed with the Securities and Exchange Commission on June 10, 2011

Registration No. 333-174359

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Rotech Healthcare Inc.

Subsidiary Guarantors

LISTED ON THE TABLE OF GUARANTORS ON THE FOLLOWING PAGE

(Exact name of registrant as specified in its charter)

Delaware	030408870
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(407) 822-4600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Philip L. Carter

President, Chief Executive Officer and Director

Rotech Healthcare Inc.

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(407) 822-4600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Kirk A. Davenport II

Joel H. Trotter

Latham & Watkins LLP

885 Third Avenue New York New York 10022

(212) 906-1200

Approximate date of commencement of proposed sale of the securities to the public:

As soon as practicable after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box:  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

☐	Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)
☐	Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee
10.5% Senior Second Lien Notes due 2018	$6,500,000	100%	$6,500,000	$754.65(1)
10.5% Senior Second Lien Notes due 2018(2)	N/A	N/A	N/A	N/A

(1)	Previously paid.
(2)	No separate consideration will be received for the guarantees and, therefore, pursuant to Rule 457(n) under the Securities Act, no additional fee is required.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact name of Registrant as Specified in its Charter(1)(2)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
A-1 Medical Equipment, Inc.	Florida	59-3334401
Abba Medical Equipment, Inc.	Florida	59-3344117
Acadia Home Care	Maine	01-0486177
Allied Medical Supply, Inc.	Arizona	86-0423257
Always Medical Equipment, Inc.	Florida	59-3387512
Andy Boyd’s InHome Medical, Inc., West	West Virginia	55-0749187
Andy Boyd’s InHome Medical/InHome Medical Inc.	West Virginia	55-0744360
Anniston Health & Sickroom Supplies, Inc.	Alabama	63-0719873
Berkeley Medical Equipment, Inc.	Florida	59-3402227
Beta Medical Equipment, Inc.	Florida	59-3334408
Cambria Medical Supply, Inc.	Florida	59-3260476
Camden Medical Supply, Inc.	Florida	59-3203186
Care Medical Supplies, Inc.	Illinois	37-1175959
Centennial Medical Equipment, Inc.	Florida	59-3406826
Charlotte Medical Supply, Inc.	Florida	59-3208925
Collins Rentals, Inc.	Missouri	43-1222037
Community Home Oxygen, Inc.	Montana	81-0490456
Contour Medical Supply, Inc.	Florida	59-3406822
Corley Home Health Care, Inc.	Georgia	58-1729882
CPO 2, Inc.	Pennsylvania	23-2271084
Cynthiana Home Medical Equipment, Inc.	Florida	59-3250409
Daniel Medical Systems, Inc.	Oklahoma	73-0737988
Distinct Home Health Care, Inc.	Florida	59-3143941
Don Paul Respiratory Services, Inc.	Colorado	84-1177602
DuMEd, Inc.	Iowa	42-1336634
East Tennessee Infusion & Respiratory, Inc.	Florida	59-3007561
Encore Home Health Care, Inc.	Florida	59-3221477
Excel Medical of Fort Dodge, Inc.	Iowa	42-1324351
Excel Medical of Marshalltown, Inc.	Iowa	42-1336085
First Community Care of Niagara, Inc.	New York	16-1361366
Firstcare, Inc.	Kansas	48-1104362
Fischer Medical Equipment, Inc.	Idaho	82-0361262
Four Rivers Home Health Care, Inc.	Missouri	43-1336602
G&G Medical, Inc.	Colorado	84-1033419
Gate City Medical Equipment, Inc.	Florida	59-3339037
Georgia Medical Resources, Inc.	Georgia	58-1484343
Gladwin Area Home Care, Inc.	Michigan	38-2870154
Hamilton Medical Equipment Service, Inc.	Iowa	42-1129500
Health Care Services of Mississippi, Incorporated	Florida	59-2893038
Holland Medical Services, Inc.	Florida	59-3180731
Home Care Oxygen Service, Inc.	Minnesota	41-1335036
Home Medical Systems, Inc.	South Carolina	59-3154523
IHS Acquisition XXVII, Inc.	Delaware	52-1748938
Integrated Health Services at Jefferson Hospital, Inc.	Delaware	52-1843408
Intensive Home Care Services, Inc.	Texas	75-2323364
IOTA Medical Equipment, Inc.	Florida	59-3366769
LAMBDA Medical Equipment, Inc.	Florida	59-3374213
LAMS, Inc.	Texas	75-2253169
Lawrence Medical Equipment, Inc.	Kansas	48-1066529

Exact name of Registrant as Specified in its Charter(1)(2)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Lovejoy Medical, Inc.	Kentucky	59-3267284
Major Medical Supply, Inc.	Texas	75-1583420
Medco Professional Services, Corp.	Colorado	84-1188104
MedCorp International, Inc.	Arizona	86-0601512
Medic-Aire Medical Equipment, Inc.	Florida	59-3334409
Medical Electro-Therapeutics, Inc.	Florida	59-2973806
Medicare Rental Supply, Inc.	West Virginia	55-0574420
Michigan Medical Supply, Inc.	Michigan	38-2401565
National Medical Equipment Centers, Inc.	Florida	59-2874381
Neumann’s Home Medical Equipment, Inc.	Illinois	36-2534719
Nightingale Home Health Care, Inc.	Florida	59-2973784
North Central Washington Respiratory Care Services, Inc.	Washington	91-1364195
Northeast Medical Equipment, Inc.	Florida	59-3345262
Northwest Home Medical, Inc.	Idaho	82-0388664
OMICRON Medical Equipment, Inc.	Florida	59-3374215
Oxygen of Oklahoma, Inc.	Oklahoma	73-1144965
Oxygen Plus Medical Equipment, Inc.	Florida	59-3344115
Oxygen Plus, Inc.	Colorado	84-1143534
Oxygen Therapy Associates, Inc.	Texas	75-2461923
Peterson’s Home Care, Inc.	California	33-0439765
PHI Medical Equipment, Inc.	Florida	59-3366766
Pioneer Medical Services, Inc.	West Virginia	55-0689719
Preferential Home Health Care, Inc.	Florida	59-3155850
Principal Medical Equipment, Inc.	Florida	59-3387513
Professional Breathing Associates, Inc.	Michigan	38-2201020
Professional Respiratory Home Healthcare, Inc.	Florida	59-3344111
PSI Health Care, Inc.	South Dakota	46-0360287
Pulmo-Dose, Inc.	Florida	59-3098866
Pulmonary Home Care, Inc.	New Jersey	22-2476666
Quality Home Health Care, Inc.	Florida	59-2954571
R.C.P.S., Inc.	California	33-0429101
RCG Information Services Corporation	Florida	59-3223052
RCI Medical Corp.	New Jersey	22-3214474
Regency Medical Equipment, Inc.	Florida	59-3387515
Resp-A-Care, Inc.	Kentucky	61-0906717
Respiracare Medical Equipment, Inc.	Florida	59-3358640
Respiratory Medical Equipment of Ga., Inc.	Florida	59-3345258
Respitech Home Health Care, Inc.	Wyoming	83-0310603
Responsive Home Health Care, Inc.	Florida	59-3182438
Rhema, Inc.	Texas	75-2622932
Ritt Medical Group, Inc.	Arizona	86-0340564
RN Home Care Medical Equipment Company, Inc.	Florida	59-2932598
Roswell Home Medical, Inc.	Florida	59-3358647
Rotech Employee Benefits Corporation	Florida	59-3098434
Rotech Home Medical Care, Inc.	Florida	59-2919059
Rotech Oxygen and Medical Equipment, Inc.	Florida	59-1450889
Roth Medical, Inc.	Colorado	84-1117477
Rothert’s Hospital Equipment, Inc.	Kentucky	59-3270420
Sampson Convalescent Medical Supply, Inc.	North Carolina	56-1660509
Select Home Health Care, Inc.	Florida	59-3223150
SIGMA Medical Equipment, Inc.	Florida	59-3367143

Exact name of Registrant as Specified in its Charter(1)(2)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Southeastern Home Health, Inc.	Florida	59-3358645
Sun Medical Supply, Inc.	North Carolina	56-1574796
Sunshine Home Health Care, Inc.	Florida	59-3221497
The Kilroy Company	North Carolina	56-1453738
Theta Home Health Care, Inc.	Florida	59-3279824
Tupelo Home Health, Inc.	Florida	59-2957024
Valley Medical Equipment, Inc.	Utah	87-0547456
Value Care, Inc.	Florida	59-3250410
VitalCare Health Services, Inc.	Florida	59-3143938
VitalCare of Pennsylvania, Inc.	Pennsylvania	23-2505962
VitalCare of Texas, Inc.	Texas	76-0245707
White’s Medical Rentals, Inc.	South Carolina	57-0770401
Wichita Medical Care, Inc.	Kansas	48-1156368
Zeta Home Health Care, Inc.	Florida	59-3250414

(1)	The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is 2600 Technology Drive, Suite 300, Orlando, Florida 32804, (407) 822-4600.
(2)	The primary standard industrial classification code number for each registrant is 7352.

EXPLANATORY NOTE

Rotech Healthcare Inc. is filing this Amendment No. 1 to its Registration Statement on Form S-3 (Registration No. 333-174359) solely to include exhibits not previously filed.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Amount to be Paid
SEC Registration Fee	$754.65
Printing and Duplicating Expenses*	10,000
Legal Fees and Expenses*	30,000
Accounting Fees and Expenses*	5,000
Blue Sky Fees*	3,000
Miscellaneous*	2,500
Total	$51,254.65

*	Estimated

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Delaware General Corporation Law (“DGCL”) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

In addition, the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses, which the Delaware Court of Chancery or such other court shall deem proper. Delaware law further provides that nothing in the above described provisions shall be deemed exclusive of any other rights to indemnification or advancement of expenses to which any person may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

Furthermore, the DGCL provides that a corporation may maintain insurance, at its expense, to protect its directors and officers against any expense, liability or loss, regardless of whether the corporation has the power to indemnify such persons under the DGCL.

Our Certificate of Incorporation provides that, to the extent permitted by the DGCL, we will indemnify our current and former directors and officers against all expenses actually and reasonably incurred by them as a result of their being threatened with or otherwise involved in any action, suit or proceeding by virtue of the fact that they are or were one of our officers or directors. However, we will not be required to indemnify an officer or director for an action, suit or proceeding commenced by that officer or director unless we authorized that director or officer to commence the action, suit or proceeding. The Certificate of Incorporation also provides that we shall advance expenses incurred by any person that we are obligated to indemnify, upon presentation of appropriate documentation.

Furthermore, the Certificate of Incorporation provides that we may purchase and maintain insurance on behalf of our directors and officers against any liability, expense or loss, whether or not we would otherwise have the power to indemnify such person under our Certificate of Incorporation or the DGCL.

In addition to the provisions of our Certificate of Incorporation providing for indemnification of directors and officers, we have entered into indemnification agreements with each of our directors and officers that provide for us to indemnify such directors and officers against all expenses actually and reasonably incurred by them as a result of their being threatened with or otherwise involved in any action, suit or proceeding by virtue of the fact that they are or were one of our officers or directors. However, we will not be required to indemnify an officer or director for an action, suit or proceeding commenced by that officer or director unless we authorized that director or officer to commence the action, suit or proceeding. The indemnification agreements also provide that we shall advance expenses incurred by any person we are obligated to indemnify, upon presentation of appropriate documentation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In addition, indemnification may be limited by state securities laws.

EXHIBITS

Exhibit	Title

2.1(a)	Second Amended Joint Plan of Reorganization of Rotech Medical Corporation and its subsidiaries under Chapter 11 of the Bankruptcy Code dated February 7, 2002.

4.1(b)	Form of specimen common stock certificate.

4.2(p)	Indenture dated as of October 6, 2010 by and among Rotech Healthcare Inc. each of the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, NA.

4.3(p)	Registration Rights Agreement, dated as of October 6, 2010, among Rotech Healthcare Inc., the Guarantors, and Credit Suisse Securities (USA).

4.4(q)	Indenture, dated March 17, 2011, by and among the Company, the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A.

4.5(q)	Registration Rights Agreement, dated March 17, 2011, by and among the Company, the guarantors party thereto and Credit Suisse (USA) LLC and Jefferies & Company, Inc.

5.1	Opinion of Latham & Watkins LLP (filed herewith).

10.1(c)	Rotech Healthcare Inc. Common Stock Option Plan.

10.2(c)	Amendment No. 1 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.3(d)	Amendment No. 2 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.4(e)	Amendment No. 3 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.5(f)	Amendment No. 4 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.6(g)	Form of Common Stock Option Agreement.

10.7(i)	Rotech Healthcare Inc. Amended and Restated Nonemployee Director Restricted Stock and Stock Option Plan.

10.8(c)	Form of Restricted Stock Award Agreement.

10.9(j)	Rotech Healthcare Inc. Performance Bonus Plan.

10.10(b)	Amended and Restated Registration Rights Agreement dated June 21, 2002, between Rotech Healthcare Inc., and Oaktree Capital Management, LLC and General Electric Capital Corporation.

10.11(a)	Transfer Agreement between Rotech Healthcare Inc. and Rotech Medical Corporation dated March 26, 2002.

10.12(a)	Tax Sharing Agreement among Integrated Health Services, Inc., Rotech Healthcare Inc. and Rotech Medical Corporation dated as of March 26, 2002.

10.13(o)	Trust Agreement by and among NorthStar Trust Company and Rotech Healthcare Inc. dated July 1, 2007 with respect to the Rotech Healthcare Inc. Employees Plan.

10.14(s)	Amendment and Restatement of the Rotech Healthcare Inc. Employees Plan effective January 1, 2011.

10.15(k)	Corporate Integrity Agreement with the Office of Inspector General of the United States Department of Health and Human Services dated May 19, 2008.

10.16(l)	Second Amended and Restated Employment Agreement with Philip L. Carter dated October 6, 2008.

10.17(l)	Second Amended and Restated Employment Agreement with Michael R. Dobbs dated October 6, 2008.

Exhibit	Title

10.18(m)	First Amendment to the Letter Agreement between Rotech Healthcare Inc. and Steven P. Alsene dated April 18, 2008.

10.19(l)	Second Amendment to the Letter Agreement between Rotech Healthcare Inc. and Steven P. Alsene dated October 6, 2008.

10.20(f)	Letter agreement with Steven P. Alsene with Respect to Rights upon Termination of Employment dated November 8, 2006.

10.21(i)	Amendment No. 5 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.22(i)	Form of Chief Executive Officer Option Agreement.

10.23(i)	Form of Nonemployee Director Option Agreement.

10.24(i)	Form of Officer (other than CEO) Option Agreement.

10.25(n)	Form of Indemnification Agreement for directors and officers.

21.1	List of Subsidiaries (previously filed).

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (previously filed).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

24.1	Power of Attorney (previously filed).

25.1	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A. to act as trustee under the Indenture dated as of March 17, 2011 under the Trust Indenture Act of 1939 (previously filed).

(a)	Incorporated by Reference to our Registration Statement on Form S-4 (file No. 333-100750) filed with the Securities and Exchange Commission on October 25, 2002, as amended January 27, 2003, February 10, 2003 and February 13, 2003.
(b)	Incorporated by Reference to our Registration Statement on Form 8-A (file No. 000-50940) filed with the Securities and Exchange Commission on September 15, 2004.
(c)	Incorporated by Reference to our Registration Statement on Form S-8 (file No. 333-119008) filed with the Securities and Exchange Commission on September 15, 2004.
(d)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 filed with the Securities and Exchange Commission on November 14, 2003.
(f)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 filed with the Securities and Exchange Commission on November 9, 2006.
(g)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission on November 15, 2004.
(h)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended March 30, 2007 filed with the Securities and Exchange Commission on May 10, 2007.
(i)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 filed with the Securities and Exchange Commission on August 13, 2007.
(j)	Incorporated by Reference to our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission on March 16, 2007.
(k)	Incorporated by Reference to our Current Report on Form 8-K dated May 19, 2008 filed with the Securities and Exchange Commission on May 21, 2008.
(l)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 filed with the Securities and Exchange Commission on November 12, 2008.
(m)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed with the Securities and Exchange Commission on May 15, 2008

(n)	Incorporated by Reference to our Annual Report on Form 10-K/A for the year ended December 31, 2005 filed with the Securities and Exchange Commission on May 1, 2006.
(o)	Incorporated by Reference to our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 7, 2008.
(p)	Incorporated by Reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2010.
(q)	Incorporated by Reference to our Current Report on Form 8-K dated March 17, 2011 filed with the Securities and Exchange Commission on March 18, 2011.
(s)	Incorporated by Reference to our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on February 28, 2011.

UNDERTAKINGS

The following undertakings are made by each of the undersigned registrants:

(a)	The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(ii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando, State of Florida, on June 10, 2011.

ROTECH HEALTHCARE INC.

By:	/S/ PHILIP L. CARTER
Philip L. Carter President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PHILIP L. CARTER Philip L. Carter	President, Chief Executive Officer and Director (Principal Executive Officer)	June 10, 2011

/S/ STEVEN P. ALSENE Steven P. Alsene	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	June 10, 2011

* Arthur J. Reimers	Chairman of the Board	June 10, 2011

* James H. Bloem	Director	June 10, 2011

* Edward L. Kuntz	Director	June 10, 2011

* Arthur Siegel	Director	June 10, 2011

*BY:	/s/ REBECCA L. MYERS
Rebecca L. Myers Attorney-in-fact June 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors of Rotech Healthcare Inc. listed on Schedule A hereto certifies that it has reasonable grounds to believe that the registrant meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando, State of Florida on June 10, 2011.

SUBSIDIARY GUARANTORS OF ROTECH HEALTHCARE INC.
(listed on Schedule A hereto)

By:	/s/ PHILIP L. CARTER
Philip L. Carter
President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ PHILIP L. CARTER Philip L. Carter	President and Director of each of the Subsidiary Guarantors of Rotech Healthcare Inc. listed on Schedule A hereto (Principal Executive Officer)	June 10, 2011

/s/ STEVEN P. ALSENE Steven P. Alsene	Treasurer of each of the Subsidiary Guarantors of Rotech Healthcare Inc. listed on Schedule A hereto (Principal Financial and Accounting Officer)	June 10, 2011

/s/ REBECCA L. MYERS Rebecca L. Myers	Secretary and Director of each of the Subsidiary Guarantors of Rotech Healthcare Inc. listed on Schedule A hereto	June 10, 2011

Schedule A – Subsidiary Guarantors of Rotech Healthcare Inc.

A-1 Medical Equipment, Inc

Abba Medical Equipment, Inc

Acadia Home Care

Allied Medical Supply, Inc.

Always Medical Equipment, Inc.

Andy Boyd’s InHome Medical, Inc., West.

Andy Boyd’s InHome Medical/InHome Medical Inc.

Anniston Health & Sickroom Supplies, Inc.

Berkeley Medical Equipment, Inc.

Beta Medical Equipment, Inc.

Cambria Medical Supply, Inc.

Camden Medical Supply, Inc.

Care Medical Supplies, Inc.

Centennial Medical Equipment, Inc.

Charlotte Medical Supply, Inc.

Collins Rentals, Inc.

Community Home Oxygen, Inc.

Contour Medical Supply, Inc.

Corley Home Health Care, Inc.

CPO 2, Inc.

Cynthiana Home Medical Equipment, Inc.

Daniel Medical Systems, Inc.

Distinct Home Health Care, Inc.

Don Paul Respiratory Services, Inc.

DuMEd, Inc.

East Tennessee Infusion & Respiratory, Inc.

Encore Home Health Care, Inc.

Excel Medical of Fort Dodge, Inc.

Excel Medical of Marshalltown, Inc.

First Community Care of Niagara, Inc.

Firstcare, Inc.

Fischer Medical Equipment, Inc.

Four Rivers Home Health Care, Inc.

G&G Medical, Inc.

Gate City Medical Equipment, Inc.

Georgia Medical Resources, Inc.

Gladwin Area Home Care, Inc.

Hamilton Medical Equipment Service, Inc.

Health Care Services of Mississippi, Incorporated

Holland Medical Services, Inc.

Home Care Oxygen Service, Inc.

Home Medical Systems, Inc.

IHS Acquisition XXVII, Inc.

Integrated Health Services at Jefferson Hospital, Inc.

Intensive Home Care Services, Inc.

IOTA Medical Equipment, Inc.

LAMBDA Medical Equipment, Inc.

LAMS, Inc.

Lawrence Medical Equipment, Inc.

Lovejoy Medical, Inc.

Major Medical Supply, Inc.

Medco Professional Services, Corp.

MedCorp International, Inc.

Medic-Aire Medical Equipment, Inc.

Medical Electro-Therapeutics, Inc.

Medicare Rental Supply, Inc.

Michigan Medical Supply, Inc.

National Medical Equipment Centers, Inc.

Neumann’s Home Medical Equipment, Inc.

Nightingale Home Health Care, Inc.

North Central Washington Respiratory Care Services, Inc.

Northeast Medical Equipment, Inc.

Northwest Home Medical, Inc.

OMICRON Medical Equipment, Inc.

Oxygen of Oklahoma, Inc.

Oxygen Plus Medical Equipment, Inc.

Oxygen Plus, Inc.

Oxygen Therapy Associates, Inc.

Peterson’s Home Care, Inc.

PHI Medical Equipment, Inc.

Pioneer Medical Services, Inc.

Preferential Home Health Care, Inc.

Principal Medical Equipment, Inc.

Professional Breathing Associates, Inc.

Professional Respiratory Home Healthcare, Inc.

PSI Health Care, Inc.

Pulmo-Dose, Inc.

Pulmonary Home Care, Inc.

Quality Home Health Care, Inc.

R.C.P.S., Inc.

RCG Information Services Corporation

RCI Medical Corp.

Regency Medical Equipment, Inc.

Resp-A-Care, Inc.

Respiracare Medical Equipment, Inc.

Respiratory Medical Equipment of Ga., Inc.

Respitech Home Health Care, Inc.

Responsive Home Health Care, Inc.

Rhema, Inc.

Ritt Medical Group, Inc.

RN Home Care Medical Equipment Company, Inc.

Roswell Home Medical, Inc.

Rotech Employee Benefits Corporation

Rotech Home Medical Care, Inc.

Rotech Oxygen and Medical Equipment, Inc.

Roth Medical, Inc.

Rothert’s Hospital Equipment, Inc.

Sampson Convalescent Medical Supply, Inc.

Select Home Health Care, Inc.

SIGMA Medical Equipment, Inc.

Southeastern Home Health, Inc.

Sun Medical Supply, Inc.

Sunshine Home Health Care, Inc.

The Kilroy Company

Theta Home Health Care, Inc.

Tupelo Home Health, Inc.

Valley Medical Equipment, Inc.

Value Care, Inc.

VitalCare Health Services, Inc.

VitalCare of Pennsylvania, Inc.

VitalCare of Texas, Inc.

White’s Medical Rentals, Inc.

Wichita Medical Care, Inc.

Zeta Home Health Care, Inc.

EXHIBIT INDEX

Exhibit	Title

2.1(a)	Second Amended Joint Plan of Reorganization of Rotech Medical Corporation and its subsidiaries under Chapter 11 of the Bankruptcy Code dated February 7, 2002.

4.1(b)	Form of specimen common stock certificate.

4.2(p)	Indenture dated as of October 6, 2010 by and among Rotech Healthcare Inc. each of the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, NA.

4.3(p)	Registration Rights Agreement, dated as of October 6, 2010, among Rotech Healthcare Inc., the Guarantors, and Credit Suisse Securities (USA).

4.4(q)	Indenture, dated March 17, 2011, by and among the Company, the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A.

4.5(q)	Registration Rights Agreement, dated March 17, 2011, by and among the Company, the guarantors party thereto and Credit Suisse (USA) LLC and Jefferies & Company, Inc.

5.1	Opinion of Latham & Watkins LLP (filed herewith).

10.1(c)	Rotech Healthcare Inc. Common Stock Option Plan.

10.2(c)	Amendment No. 1 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.3(d)	Amendment No. 2 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.4(e)	Amendment No. 3 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.5(f)	Amendment No. 4 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.6(g)	Form of Common Stock Option Agreement.

10.7(i)	Rotech Healthcare Inc. Amended and Restated Nonemployee Director Restricted Stock and Stock Option Plan.

10.8(c)	Form of Restricted Stock Award Agreement.

10.9(j)	Rotech Healthcare Inc. Performance Bonus Plan.

10.10(b)	Amended and Restated Registration Rights Agreement dated June 21, 2002, between Rotech Healthcare Inc., and Oaktree Capital Management, LLC and General Electric Capital Corporation.

10.11(a)	Transfer Agreement between Rotech Healthcare Inc. and Rotech Medical Corporation dated March 26, 2002.

10.12(a)	Tax Sharing Agreement among Integrated Health Services, Inc., Rotech Healthcare Inc. and Rotech Medical Corporation dated as of March 26, 2002.

10.13(o)	Trust Agreement by and among NorthStar Trust Company and Rotech Healthcare Inc. dated July 1, 2007 with respect to the Rotech Healthcare Inc. Employees Plan.

10.14(s)	Amendment and Restatement of the Rotech Healthcare Inc. Employees Plan effective January 1, 2011.

10.15(k)	Corporate Integrity Agreement with the Office of Inspector General of the United States Department of Health and Human Services dated May 19, 2008.

10.16(l)	Second Amended and Restated Employment Agreement with Philip L. Carter dated October 6, 2008.

10.17(l)	Second Amended and Restated Employment Agreement with Michael R. Dobbs dated October 6, 2008.

10.18(m)	First Amendment to the Letter Agreement between Rotech Healthcare Inc. and Steven P. Alsene dated April 18, 2008.

10.19(l)	Second Amendment to the Letter Agreement between Rotech Healthcare Inc. and Steven P. Alsene dated October 6, 2008.

10.20(f)	Letter agreement with Steven P. Alsene with Respect to Rights upon Termination of Employment dated November 8, 2006.

10.21(i)	Amendment No. 5 to the Rotech Healthcare Inc. Common Stock Option Plan.

10.22(i)	Form of Chief Executive Officer Option Agreement.

10.23(i)	Form of Nonemployee Director Option Agreement.

10.24(i)	Form of Officer (other than CEO) Option Agreement.

10.25(n)	Form of Indemnification Agreement for directors and officers.

21.1	List of Subsidiaries (previously filed).

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (previously filed).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

24.1	Power of Attorney (previously filed).

25.1	Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A. to act as trustee under the Indenture dated as of March 17, 2011 under the Trust Indenture Act of 1939 (previously filed).

(a)	Incorporated by Reference to our Registration Statement on Form S-4 (file No. 333-100750) filed with the Securities and Exchange Commission on October 25, 2002, as amended January 27, 2003, February 10, 2003 and February 13, 2003.
(b)	Incorporated by Reference to our Registration Statement on Form 8-A (file No. 000-50940) filed with the Securities and Exchange Commission on September 15, 2004.
(c)	Incorporated by Reference to our Registration Statement on Form S-8 (file No. 333-119008) filed with the Securities and Exchange Commission on September 15, 2004.
(d)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 filed with the Securities and Exchange Commission on November 14, 2003.
(f)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 filed with the Securities and Exchange Commission on November 9, 2006.
(g)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission on November 15, 2004.
(h)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended March 30, 2007 filed with the Securities and Exchange Commission on May 10, 2007.
(i)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 filed with the Securities and Exchange Commission on August 13, 2007.
(j)	Incorporated by Reference to our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission on March 16, 2007.
(k)	Incorporated by Reference to our Current Report on Form 8-K dated May 19, 2008 filed with the Securities and Exchange Commission on May 21, 2008.
(l)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 filed with the Securities and Exchange Commission on November 12, 2008.
(m)	Incorporated by Reference to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed with the Securities and Exchange Commission on May 15, 2008
(n)	Incorporated by Reference to our Annual Report on Form 10-K/A for the year ended December 31, 2005 filed with the Securities and Exchange Commission on May 1, 2006.
(o)	Incorporated by Reference to our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 7, 2008.
(p)	Incorporated by Reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 8, 2010.
(q)	Incorporated by Reference to our Current Report on Form 8-K dated March 17, 2011 filed with the Securities and Exchange Commission on March 18, 2011.
(s)	Incorporated by Reference to our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission on February 28, 2011.